DELAWARE GROUP® INCOME FUNDS

Delaware Diversified Floating Rate Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class C, Class R, and Institutional Class
Statutory Prospectus dated November 28, 2012

Effective December 4, 2012, the following replaces the information in the sections entitled “Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 2010
Roger A. Early, CPA, CFA, CFP	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 2010
J. David Hillmeyer, CFA	Vice President, Senior Portfolio Manager	February 2010
Adam H. Brown, CFA	Vice President, Portfolio Manager	November 2011

Effective December 4, 2012, the following replaces the biographical information in the section entitled “Who manages the Funds - Portfolio managers.”

Portfolio managers

Paul Grillo, Roger Early and Adam Brown, with David Hillmeyer as part of the daily management team, will have primary portfolio management responsibilities for the Fund.

Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Paul Grillo is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm's asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm's Diversified Income products and has been influential in the growth and distribution of the firm's multisector strategies. Prior to joining Delaware Investments, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor's degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

J. David Hillmeyer, CFA, Vice President, Senior Portfolio Manager
J. David Hillmeyer is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and asset allocation of the diversified floating rate strategy. Additionally, he serves as co-portfolio manager for the fixed rate multisector and core plus strategies. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Adam H. Brown, CFA,    Vice President, Portfolio Manager
Adam H. Brown is a portfolio manager on the firm's taxable fixed income team, with specific responsibilities for the bank loan portfolio. Prior to joining Delaware Investments in April 2011 as part of the firm's integration of Macquarie Four Corners Capital Management, he spent more than nine years with Four Corners, where he was a co-portfolio manager on four collateralized loan obligation (CLO) funds and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor's degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 4, 2012.